UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of

1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

AUGUST 31, 2018

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2018 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 6.83% for the Year ended August 31, 2018 and 4.85% since inception (September 27, 2005) compared to a total return of 11.65% and 7.53% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year.  The Fund maintained a balance of approximately 65% equities and 35% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. The managers continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.  We have continued to position the portfolio for what we believe is an inevitable increase in long-term interest rates.  As we have noted in previous shareholder letters we have taken this position for quite some time and, although interest rates have remained near historic lows, we continue to believe the yield of the 10-year U.S. Treasury Note will ultimately rise significantly as Central Bank accommodation is removed and inflation pressures mount in the economy.  As the Federal Reserve has begun to increase short-term rates and the economy continues to show signs of a steady, albeit slow recovery, we believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.

Equity Portfolio

Earnings and revenues for the broad-based, U.S. stock market have strengthened this year and popular stock indices have continued marching to new highs.   We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with stable dividend policies as those returns to shareholders are a positive contributor to long-term performance.  During the year a relatively small number of “growth” stocks accounted for much of the positive performance of popular indices, including the equity component of our benchmark index.  The performance and valuation differentials between growth and value now sit near all-time highs.  We firmly believe that these differentials will narrow and that the market will begin to recognize the value present in several beaten down sectors and companies.  We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in certain segments of the Technology, Financial, Healthcare, and Industrial sectors.  The latter sectors have experienced significant "headline risk" as we have a particularly charged political and social environment.

Fixed-Income Portfolio

At the risk of sounding like a broken record, we reiterate our position from the prior year:  “We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.”  A more active Federal Reserve has added to volatility in the fixed income markets and yields have marched steadily higher.  Many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2016 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 19.06% for the year ended August 31, 2018 and 9.28% since inception of March 11, 2011.  This compared to a gain of 19.66% for the S&P 500 Index and 13.75% since inception.

Performance Review

The Archer Stock Fund is a go anywhere Fund, seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  The fund will normally maintain a significant weighting in small- to medium-sized companies.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of particular sectors.  The fund currently maintains relatively large weightings in healthcare, financial, technology, and industrial companies.  With respect to the latter two sectors, the managers believe that uncertainty surrounding international trade policies of the current White House administration has damaged investor optimism about the earnings power of many companies.  Ultimately, we believe these companies will be recognized by the market as economic fundamentals remain strong.   As of August 31, 2018, the Fund held 49 equity positions and a roughly 2% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to their 50 best ideas.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance, but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

Archer Income Fund (ARINX)

The Archer Income Fund returned 0.21% for the year ended August 31, 2018 and 2.68% from the date of inception on March 11, 2011 compared to a loss of (1.05)% and gain of 2.92% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and (0.64)% and 3.37% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  We expect rates to continue to rise as inflation concerns build and monetary policy becomes more restrictive in the face of strong economic fundamentals in the United States.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the level outflow of many other bond mutual funds as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  In fact, with the anticipation of yields rising, we continue to look to additional holdings and are buyers of short- to intermediate-duration debt, with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate and taxable municipal bond markets. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned 14.29% for the year ended August 31, 2018 and 9.07% from the date of inception on September 1, 2016 compared to a gain of 14.21% and 13.65% for the year ended and since inception for the Dow Jones US Large-Cap Value Total Stock Market Index and 6.37% and 4.45% for the year ended and since inception for the Morningstar Dividend Yield Focus Index.

The Archer Dividend Growth Fund is first seeking companies we believe will have long-term dividend payouts for shareholders.  We are seeking to ensure our monthly dividend as well as preservation of capital of the investments.  Holdings are weighted towards companies with strong balance sheets and increasing payouts to shareholders.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about rising inflation and the erosion of real income.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2018
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	6.75%	11.65%
3 Year	7.47%	9.67%
5 Year	9.08%	9.18%
10 Year	5.59%	8.36%
Since Inception	4.84%	7.52%
Value	$ 18,420	$ 25,551

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2018
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	-0.05%	-1.05%	-0.64%
3 Year	2.19%	1.77%	2.27%
5 Year	2.60%	2.49%	2.73%
Since Inception	2.64%	2.92%	3.37%
Value	$ 12,150	$ 12,404	$ 12,808

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2018
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	19.06%	19.66%	19.98%
3 Year	10.36%	16.10%	14.82%
5 Year	11.11%	14.51%	13.27%
Since Inception	9.28%	13.75%	12.54%
Value	$ 19,414	$ 26,192	$ 24,184

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2018
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	14.29%	14.21%	6.37%
Since Inception	9.07%	13.65%	4.45%
Value	$ 11,891	$ 12,909	$ 10,907

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Municipal Bonds
6.04%
Exchange Traded Funds
2.13%
Real Estate Investment Trust
1.47%
Corporate Bonds
19.54%
Preferred Securities
0.84%
Structured Notes
1.88%
Money Market Fund
1.51%
Common Stocks
66.59%

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Municipal Bonds
28.03%
Exchange Traded Funds
1.22%
Real Estate Investment
Trust
0.46%
Preferred Securities
1.37%
Structured Notes
6.93%
Money Market Fund
3.58%
Corporate Bonds
58.41%

* The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Basic Materials
3.50%
Communication Services
5.97%
Consumer Cyclical
5.40%
Consumer Defensive
6.78%
Energy
8.29%
Financial Services
17.88%
Healthcare
8.13%
Industrials
5.44%
Money Market Fund
1.99%
Real Estate Investment Trusts
14.89%
Technology
10.88%
Utilities
10.85%

Sectors are categorized using Morningstar® classifications.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares/Principal		Value

COMMON STOCKS - 66.28%

Air Courier Services - 2.09%
3,000	FedEx Corp.	$ 731,850

Aircraft - 2.15%
2,200	Boeing Co.	754,138

Aircraft Engines & Engine Parts - 1.88%
5,000	United Technologies Corp.	658,500

Beverages - 0.96%
3,000	PepsiCo, Inc.	336,030

Cable & Other Pay Television Services - 3.72%
11,000	Comcast Corp. Class A	406,890
8,000	Walt Disney Co.	896,160
		1,303,050
Commercial Banks, NEC - 1.99%
11,500	Toronto Dominion Bank (Canada)	695,750

Crude Petroleum & Natural Gas - 1.30%
7,000	Royal Dutch Shell Plc. Class A ADR	456,610

Electric Services - 1.84%
3,800	NextEra Energy, Inc.	646,380

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.29%
35,000	General Electric Co.	452,900

Electronic Computers - 1.49%
2,300	Apple, Inc.	523,549

Food & Kindred Products - 1.17%
4,900	Nestle S.A. ADR	410,375

Footwear - 2.11%
9,000	Nike, Inc. Class B	739,800

Hospital & Medical Service Plans - 1.43%
2,500	Aetna, Inc.	500,675

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Life Insurance - 1.49%
5,300	Prudential Financial, Inc.	$ 520,725

Motor Vehicle Parts & Accessories - 2.04%
4,500	Honeywell International, Inc.	715,770

National Commercial Banks - 5.77%
9,000	Citigroup, Inc.	641,160
7,100	JPMorgan Chase & Co.	813,518
10,500	US Bancorp.	568,155
		2,022,833
Natural Gas Transmission - 1.06%
21,000	Kinder Morgan, Inc.	371,700

Optical Instruments & Lenses - 1.33%
4,000	KLA-Tencor Corp.	464,840

Paper Mills - 1.27%
8,700	International Paper Co.	444,918

Petroleum Refining - 2.32%
3,000	Andeavor	458,370
3,000	Chevron Corp.	355,380
		813,750
Pharmaceutical Preparations - 6.73%
8,900	Bristol Myers Squibb Co.	538,895
4,000	Johnson & Johnson	538,760
9,000	Merck & Co., Inc.	617,310
16,000	Pfizer, Inc.	664,320
		2,359,285
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.60%
3,000	DowDuPont, Inc.	210,390

Railroads, Line-Haul Operating - 0.95%
2,200	Union Pacific Corp.	331,364

Retail - Drug Stores and Proprietary Stores - 1.93%
9,000	CVS Caremark Corp.	677,160

Retail - Lumber & Other Building Material Dealers - 2.29%
4,000	The Home Depot, Inc.	803,080

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Retail - Variety Stores - 1.51%
5,500	Wal-Mart Stores, Inc.	$ 527,230

Semiconductors & Related Devices - 1.13%
1,800	Broadcom Ltd. (Singapore)	394,254

Services - Business Services - 4.57%
4,500	Accenture Plc. Class A (Ireland)	760,815
3,900	MasterCard, Inc. Class A	840,684
		1,601,499
Services-Computer Programming, Data Processing, Etc. - 3.76%
500	Alphabet, Inc. Class A *	615,900
4,000	Facebook, Inc. Class A *	702,920
		1,318,820
Ship & Boat Building & Repairing - 1.66%
3,000	General Dynamics Corp.	580,200

State Commercial Banks - 1.02%
4,000	Texas Capital Bancshares, Inc. *	355,600

Telephone Communications (No Radio Telephone) - 1.43%
15,700	AT&T, Inc.	501,458

TOTAL FOR COMMON STOCKS (Cost $16,048,945) - 66.28%		23,224,483

CORPORATE BONDS - 19.45% (a)

Accident & Health Insurance - 0.36%
125,000	Unum Group, 4.00%, 3/15/24	124,609

Agriculture Chemicals - 0.23%
75,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	79,312

Air Transportation, Scheduled - 0.43%
150,000	Southwest Airlines Co., 2.750%, 11/06/19	149,598

Banks & Financial Institutions - 0.14%
50,000	Societe Generale, 3.49706%, 3M USD LIBOR + 1.150%, 4/22/20 (France) (c)	50,301

Beverages - 0.41%
150,000	Dr. Pepper Snapple Group, Inc., 3.13%, 12/15/23	144,211

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Bituminous Coal & Lignite Surface Mining - 0.00%
50,000	Peabody Energy Corp., 7.875%, 11/01/26 #	$ -

Computer Communications Equipment - 0.36%
125,000	Juniper Networks, Inc., 4.50%, 3/15/24	127,734

Crude Petroleum & Natural Gas - 0.42%
150,000	Murphy Oil Corp., 4.00%, 6/01/22	147,956

Dental Equipment & Supplies - 0.58%
200,000	DENTSPLY International, Inc., 4.125%, 8/15/21	201,995

Electric Services - 0.43%
150,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	151,908

Healthcare Providers & Services - 0.28%
100,000	Catholic Health Initiatives, 2.95%, 11/01/22	96,971

Malt Beverages - 0.93%
330,000	Anheuser-Busch Inbev Finance, Inc., 2.65%, 2/01/21	326,225

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.37%
125,000	Cintas Corp. No. 2, 4.30%, 6/01/21	128,315

Metal Mining - 0.28%
100,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	99,165

Miscellaneous Business Credit Institution - 0.42%
100,000	Ford Motor Credit Co. LLC., 3.57225%, 3M USD LIBOR + 1.250%, 11/20/18 (c)	100,119
50,000	Ford Motor Credit Co. LLC., 3.81%, 1/09/24	48,003
		148,122
Miscellaneous Manufacturing Industries - 0.29%
100,000	Hillenbrand, Inc., 5.50%, 7/15/20	103,133

Motor Vehicle Parts & Accessories - 0.30%
100,000	Lear Corp., 5.25%, 1/15/25	103,853

National Commercial Banks - 2.41%
150,000	Banc of California, Inc., 5.25%, 4/15/25	151,423
150,000	Citigroup, Inc., 2.40%, 2/18/20	148,625
450,000	Citigroup, Inc., 2.65%, 10/26/20	444,786
100,000	Old National Bancorp., 4.125%, 8/15/24	99,407
		844,241

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Operative Builders - 0.57%
200,000	Lennar Corp., 4.875%, 12/15/23	$ 200,250

Pharmaceutical Preparations - 0.84%
250,000	AbbVie, Inc., 2.90%, 11/06/22	243,991
50,000	Mylan, Inc., 4.20%, 11/29/23	49,786
		293,777
Plastics Products, NEC - 0.55%
190,000	Newell Brands, Inc., 5.00%, 11/15/23	191,928

Printed Circuit Boards - 0.15%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	52,095

Property & Casualty Insurance - 0.65%
200,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	228,728

Real Estate - 0.35%
50,000	Aurora Military Housing, 5.35%, 12/15/25	51,438
71,306	Cibolo Canyon CTFS, 3.00%, 8/20/20 (b)	70,593
		122,031
Retail - Auto & Home Supply Stores - 0.29%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	103,481

Retail - Drug Stores & Proprietary Stores - 0.50%
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	174,579

Retail - Shoe Stores - 0.32%
100,000	Foot Locker, Inc., 8.50%, 1/15/22	112,750

Retail - Variety Stores - 0.58%
200,000	Wal-Mart Stores, Inc., 3.625%, 7/08/20	202,900

Services - Business Services - 0.47%
170,000	EBay, Inc., 2.60%, 7/15/22	164,993

Services - Computer Programming Services - 0.51%
175,000	VeriSign, Inc., 4.625%, 5/01/23	177,485

Services - General Medical & Surgical Hospitals - 0.30%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	104,500

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Services - Personal Services - 0.67%
225,000	H&R Block, Inc., 5.50%,11/01/22	$ 234,858

Services - Prepackaged Software - 1.52%
300,000	CA, Inc., 5.375%, 12/01/19	307,717
75,000	Symantec Corp., 3.95%, 6/15/22	72,736
150,000	Symantec Corp., 4.20%, 9/15/20	150,974
		531,427
Services - Video Tape Rental - 0.44%
150,000	Netflix, Inc., 5.375%, 2/01/21	154,313

Short-Term Business Credit Institutions - 0.28%
100,000	American Express Credit Corp., 2.60%, 9/14/20	99,207

State Commercial Banks - 0.73%
150,000	Bank of the Ozarks, 5.50%, 07/01/26	154,330
100,000	Home Bancshares, Inc., 5.625%, 3M USD LIBOR + 3.207%, 4/15/27 (c)	102,314
		256,644
Transportation Services - 0.30%
100,000	Expedia, Inc., 5.95%, 8/15/20	104,824

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.22%
75,000	Cardinal Health, Inc., 4.625%, 12/15/20	76,982

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.57%
200,000	LKQ Corp., 4.75%, 5/15/23	200,500

TOTAL FOR CORPORATE BONDS (Cost $6,864,897) - 19.45%		6,815,901

EXCHANGE TRADED FUNDS - 2.12%
16,000	Invesco Variable Rate Preferred ETF	401,920
9,000	iShares US Preferred Stock ETF	341,460
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $749,985) - 2.12%		743,380

MUNICIPAL BONDS - 6.02% (a)

Arizona - 0.13%
20,000	Arizona State University Build America Bond, 5.50%, 8/01/25	21,011
25,000	Sedona, AZ Wastewater, 0.00%, 7/01/21	23,582
		44,593

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

California - 0.60%
30,000	California St. University Revenue Bond Series B, 2.785%, 11/01/22	$ 29,785
100,000	Kern County, CA Pension Oblg., 0.00%, 8/15/19	97,286
20,000	Porterville Unified School District, 7.25%, 7/01/27	21,417
20,000	San Bernardino County Redevelopment Agency, 3.625%, 9/01/24	20,020
40,000	University Enterprises Inc. CA, 5.25%, 10/01/20	40,608
		209,116
Georgia - 0.44%
50,000	Atlanta Development Authority, 3.75%, 1/01/21	50,037
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	103,956
		153,993
Illinois - 0.57%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	98,917
30,000	Illinois St., 5.877%, 3/01/19	30,385
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/01/21	70,006
		199,308
Indiana - 0.80%
135,000	Evansville, IN Vanderburgh Industry School Taxable Build American Bond, 6.15%, 7/15/27	139,902
70,000	Gary, IN Community School Bldg., 7.50%, 2/01/29	73,870
25,000	Indiana State University, 5.26%, 4/01/24	25,674
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 1/15/24	42,221
		281,667
Iowa - 0.41%
141,000	Tobacco Settlement Auth Iowa, 6.50%, 6/01/23	143,384

Kentucky - 0.15%
55,000	Louisville/Jefferson County Metro Government, 3.00%, 5/01/23	54,001

Maryland - 0.26%
90,000	Maryland St. Econ Dev Corp Pkg Facs Revenue Taxable Senior Baltimore City Proj Series B, 3.95%, 6/01/23	90,615

Michigan - 0.30%
105,000	Michigan State Build America Bonds, 7.625%, 9/15/27	105,156

New Jersey - 0.58%
135,000	City of Wildwood, NJ, 4.00%, 11/01/21	136,677
60,000	New Brunswick, NJ Parking Authority, 8.42%, 9/01/40	66,188
		202,865

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Ohio - 0.41%
25,000	City of Hamilton, OH Wastewater Systems Revenue, 6.11%, 10/01/28	$ 25,974
110,000	Youngstown State University, OH, 6.549%, 12/15/30	116,437
		142,411
Oklahoma - 0.10%
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	36,644

Pennsylvania - 0.09%
30,000	Commonwealth of Pennsylvania, 4.80%, 5/01/25	30,704

South Carolina - 0.24%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	58,254
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/01/29	25,642
		83,896
Texas - 0.12%
25,000	Katy Texas Schools, 5.999%, 2/15/2030	26,168
15,000	Lubbock, TX Build America Bonds, 6.032%, 2/15/30	15,230
		41,398
Washington - 0.21%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.70%, 12/01/25	74,564

Wisconsin - 0.61%
110,000	Greendale, WI Taxable Community Development, Series A, 4.75%, 12/01/26	113,494
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable- Covenant Cmntys Inc. Proj Ser A-2, 4.10%, 1/01/24	100,359
		213,853

TOTAL FOR MUNICIPAL BONDS (Cost $2,147,654) - 6.02%		2,108,168

REAL ESTATE INVESTMENT TRUST - 1.46%
18,000	Duke Realty Corp.	512,820
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $278,506) - 1.46%		512,820

PREFERRED SECURITIES - 0.83%

National Commercial Banks - 0.36%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	75,300
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	49,860
		125,160

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Telephone Communications (No Radio Telephone) - 0.47%
2,000	QWest Corp., 6.125%, 6/01/53	$ 45,140
3,000	QWest Corp., 6.50%, 9/01/56	70,440
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	51,120
		166,700

TOTAL FOR PREFERRED SECURITIES (Cost $299,190) - 0.83%		291,860

STRUCTURED NOTES - 1.88% (a)

Commercial Banks, Nec - 1.02%
150,000	Barclays Bank Plc., 2.00%, 7/27/22 (United Kingdom) (c)	146,627
150,000	Barclays Bank Plc., 2.50%, 2/15/23 (United Kingdom) (c)	146,821
100,000	Barclays Bank Plc., 0.66%, 5/14/29 (United Kingdom) (c)	63,550
		356,998
National Commercial Banks - 0.47%
93,000	Citigroup, Inc., 3.345%, 12/23/19 (c)	90,712
100,000	JP Morgan Chase Bank, 0.00%, 1/23/29 (c)	73,400
		164,112
Security Brokers, Dealers & Flotation Companies - 0.39%
125,000	Goldman Sachs Group, Inc., 0.3485%, 11/13/28 (c)	86,500
50,000	Morgan Stanley, 3.00%, 11/09/19 (c)	49,500
		136,000

TOTAL FOR STRUCTURED NOTES (Cost $748,025) - 1.88%		657,110

MONEY MARKET FUND - 1.50%
525,794	Federated Treasury Obligation Fund - Institutional Shares 1.85% ** (Cost $525,794) - 1.50%	525,794

TOTAL INVESTMENTS (Cost $27,662,996) - 99.54%		34,879,516

OTHER ASSETS LESS LIABILITIES, NET - 0.46%		162,773

NET ASSETS - 100.00%		$ 35,042,289

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(b) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.20% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(c) Variable or floating rate security. The stated rate represents the rate at August 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2018.

# Default Bonds, Level 3 security

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares/Principal		Value

CORPORATE BONDS - 57.65% (a)

Accident & Health Insurance - 0.65%
75,000	Unum Group, 4.00%, 3/15/24	$ 74,765

Agriculture Chemicals - 0.46%
50,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	52,875

Banks & Financial Institutions - 0.44%
50,000	Societe Generale, 3.49706%, 3M LIBOR + 1.150%, 4/22/20 (France) (c)	50,301

Beverages - 0.84%
100,000	Dr. Pepper Snapple Group, Inc., 3.13%, 12/15/23	96,141

Biological Products (No Diagnostic Substances) - 1.96%
25,000	Amgen, Inc., 3.875%, 11/15/21	25,464
200,000	Biogen, Inc., 2.90%, 9/15/20	199,327
		224,791
Bituminous Coal & Lignite Surface Mining - 0.00%
50,000	Peabody Energy Corp., 7.875%, 11/01/26 #	-

Computer & Office Equipment - 0.89%
100,000	Hewlett-Packard, 4.375%, 9/15/21	102,544

Computer Communications Equipment - 1.11%
50,000	Cisco Systems, Inc., 4.95%, 2/15/19	50,542
75,000	Juniper Networks, Inc., 4.50%, 3/15/24	76,641
		127,183
Computer Storage Devices - 0.41%
50,000	EMC Corp., 3.375%, 6/01/23	47,198

Container & Packaging - 0.45%
50,000	Ball Corp., 5.00%, 3/15/22	51,562

Crude Petroleum & Natural Gas - 0.86%
100,000	Murphy Oil Corp., 4.00%, 6/01/22	98,637

Dental Equipment & Supplies - 0.88%
100,000	DENTSPLY International, Inc., 4.125%, 8/15/21	100,997

Distribution/Wholesale - 0.86%
100,000	Ingram Micro, Inc., 5.00%, 8/10/22	98,875

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Electric & Other Services Combined - 1.21%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	$ 51,951
100,000	PPL Energy Supply LLC., 4.60%, 12/15/21	86,750
		138,701
Electric Services - 1.28%
50,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	50,636
100,000	Southern Co., 2.95%, 7/1/23	96,442
		147,078
Farm Machinery & Equipment - 0.90%
100,000	AGCO Corp., 5.875%, 12/01/21	103,962

Food & Kindred Products - 0.79%
80,000	Conagra Foods, Inc., 9.75%, 3/01/21	90,913

General Building Contractors - Residential Buildings - 0.44%
50,000	Lennar Corp., 4.875%, 12/15/23	50,062

Hazardous Waste Management - 0.43%
50,000	Clean Harbors, Inc., 5.125%, 6/01/21	50,125

Healthcare Providers & Services - 0.42%
50,000	Catholic Health Initiatives, 2.95%, 11/01/22	48,486

Hospital & Medical Service Plans - 0.22%
25,000	WellPoint, Inc., 3.70%, 8/15/21	25,227

Hotels & Motels - 0.89%
100,000	Wyndham Worldwide Corp., 5.625%, 3/01/21	102,250

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.67%
75,000	Cintas Corp. No. 2, 4.30%, 6/01/21	76,989

Metal Mining - 0.43%
50,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	49,582

Miscellaneous Business Credit Institution - 1.24%
50,000	Ford Motor Credit Co. LLC., 3.57225%, 3M LIBOR + 1.25%, 11/20/18 (c)	50,059
100,000	Ford Motor Credit Co. LLC., 4.20%, 2/20/27	92,155
		142,214
Miscellaneous Manufacturing Industries - 0.67%
75,000	Hillenbrand, Inc., 5.50%, 7/15/20	77,350

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Motor Vehicle Parts & Accessories - 1.36%
100,000	Lear Corp., 5.375%, 3/15/24	$ 103,827
50,000	Lear Corp., 5.25%, 1/15/25	51,927
		155,754
Multimedia - 0.45%
50,000	Time Warner, Inc., 4.75%, 3/29/21	51,552

National Commercial Banks - 2.18%
100,000	Banc of California, Inc., 5.25%, 4/15/25	100,949
50,000	Citigroup, Inc., 2.40%, 2/18/20	49,542
100,000	Old National Bancorp., 4.125%, 8/15/24	99,407
		249,898
Pharmaceutical Preparations - 0.42%
50,000	AbbVie, Inc., 2.90%, 11/06/22	48,798

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.21%
250,000	E.I. du Pont de Nemours & Co., 5.75%, 3/15/19	253,770

Plastics Products, NEC - 1.76%
200,000	Newell Brands Inc., 5.00%, 11/15/23	202,029

Printed Circuit Boards - 0.45%
50,000	Jabil Circuit, 5.625%, 12/15/20	52,095

Property & Casualty Insurance - 1.49%
150,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	171,546

Real Estate - 0.76%
50,000	Aurora Military Housing LLC., 5.35%, 12/15/25	51,438
35,653	Cibolo Canyon CTFS, 3.00%, 8/20/20 (b)	35,296
		86,734
Retail - Auto & Home Supply Stores - 0.90%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	103,481

Retail - Department Stores - 0.34%
35,000	Dillards, Inc., 7.75%, 7/15/26	39,110

Retail - Drug Stores & Proprietary Stores - 4.29%
200,000	CVS Health Corp., 3.50%, 7/20/22	199,028
120,000	Express Scripts Holding Co., 2.25%, 6/15/19	119,527
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	174,579
		493,134

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Retail - Shoe Stores - 1.47%
150,000	Foot Locker, Inc., 8.50%, 1/15/22	$ 169,125

Security Broker Dealers - 1.35%
150,000	TD Ameritrade Holding Corp., 5.60%, 12/01/19	154,733

Services - Business Services - 1.55%
80,000	EBay, Inc., 2.60%, 7/15/22	77,644
100,000	Total System Services, Inc., 3.80%, 4/01/21	100,704
		178,348
Services - Computer Programming Services - 1.06%
120,000	VeriSign, Inc., 4.625%, 5/01/23	121,704

Services - General Medical & Surgical Hospitals, Nec - 0.91%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	104,500

Services - Medical Laboratories - 0.86%
100,000	Laboratories Corp. of America Holdings, Inc., 3.20%, 2/01/22	99,112

Services - Personal Services - 2.04%
225,000	H&R Block, Inc., 5.50%,11/01/22	234,858

Services - Prepackaged Software - 2.65%
200,000	CA, Inc., 5.375%, 12/01/19	205,144
50,000	Symantec Corp., 3.95%, 6/15/22	48,491
50,000	Symantec Corp., 4.20%, 9/15/20	50,325
		303,960
Services - Video Tape Rental - 0.89%
100,000	Netflix 5.375%, 2/01/21	102,875

State Commercial Banks - 1.79%
100,000	Bank of the Ozarks, 5.50%, 3M LIBOR + 3.935%, 07/01/26 (c)	102,887
100,000	Home Bancshares, Inc., 5.625%, 3M LIBOR + 3.207, 4/15/27 (c)	102,314
		205,201
Telephone Communications (No Radio Telephone) - 1.37%
100,000	AT&T, Inc., 3.00%, 2/15/22	98,362
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	58,830
		157,192
Television Broadcasting Stations - 0.53%
54,000	CBS Broadcasting, Inc., 7.125%, 11/01/23	60,642

Tires & Inner Tubes - 0.95%
100,000	Goodyear Tire & Rubber Co., 8.75%, 8/15/20	109,250

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Transportation Services - 0.91%
100,000	Expedia, Inc. 5.95%, 8/15/20	$ 104,824

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.45%
50,000	Cardinal Health, Inc., 4.625%, 12/15/20	51,321

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.44%
50,000	Anixter, Inc., 5.625%, 5/01/19	50,750

Wholesale - Groceries & Related Products - 1.55%
152,000	Sysco Corp., 6.50%, 8/01/28	177,986

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 0.87%
100,000	LKQ Corp., 4.75%, 5/15/23	100,250

TOTAL FOR CORPORATE BONDS (Cost $6,681,971) - 57.65%		6,623,340

EXCHANGE TRADED FUNDS - 1.21%
1,000	iShares US Preferred Stock ETF	37,940
4,000	Invesco Variable Rate Preferred ETF	100,480
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $140,179) - 1.21%		138,420

MUNICIPAL BONDS - 27.66% (a)

Arizona - 0.24%
25,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, 7/01/26	27,768

California - 2.90%
165,000	California State, 6.20%, 3/01/19	167,952
50,000	Sacramento, CA Pension Oblg. Series A, 6.42%, 8/01/23	56,525
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, 8/01/24	108,301
		332,778
Colorado - 0.13%
15,000	Vail, CO, Reinvestment Authority Tax Increment Rev Taxable BAB Series B, 6.069%, 6/01/25	15,210

Connecticut - 0.46%
50,000	City of Bridgeport, CT, 6.571%, 8/15/28	53,365

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Florida - 1.49%
35,000	Florida Atlantic University Finance Corp. 7.439%, 7/01/30	$ 37,810
25,000	FL State Department Management Services BAB Series C, 6.111%, 8/01/23	25,641
50,000	Fort Lauderdale, FL, Spl Oblg Txbl-Pension Funding, 3.024%, 1/01/20	50,004
25,000	Orlando, FL, Commnunity Redevelopment Agency, 7.50%, 9/01/29	26,057
30,000	Osceola County, FL 6.02%, 10/01/26	31,280
		170,792
Georgia - 0.85%
45,000	Atlanta Development Authority, 3.75%, 1/01/21	45,034
50,000	Georgia Local Government, 4.75%, 6/01/28	52,503
		97,537
Illinois - 3.10%
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	49,458
40,000	Eastern IL University Build America Bond, 5.45%, 4/01/19	39,650
45,000	Eastern IL University Build America Bond, 5.90%, 4/01/23	42,172
15,000	Rosemont, IL Ref Bds Series A, 5.375%, 12/1/25	16,338
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/01/21	30,003
75,000	State of Illinois, 4.95%, 6/01/23	76,691
70,000	State of Illinois, 5.877%, 3/01/19	70,900
30,000	State of Illinois, 6.20%, 7/01/21	31,132
		356,344
Indiana - 7.17%
140,000	Beech Grove, IN Sch Bldg Corp., 2.85%, 7/5/25	133,619
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	25,689
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	36,968
80,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	85,541
165,000	Evansville-Vanderburgh, IN School Bldg Corp. Series B, 5.90%, 7/15/26	170,435
100,000	Evansville-Vanderburgh, IN School Bldg Corp. Series B, 6.15%, 7/15/27	103,631
10,000	Indiana St Univ Revs BAB, 5.26%, 4/01/24	10,270
25,000	Indianapolis, IN Local Public Impt, 2.00%, 4/01/20	24,271
65,000	Kankakee VY, IN, Middle Sch Bldg Corp., BAB, 6.39%, 7/15/29	68,035
50,000	Lake Station, IN, Multi Sch Bldg Corp., Series B, 4.00%, 7/15/22	50,252
50,000	Merrillville, IN, Multi Sch Bldg Corp., Series B, 3.86%, 7/15/23	51,070
40,000	Mt. Vernon of Hancock County Multi-School Bldg. Corp., 5.28%, 7/15/29	42,545
20,000	Portage, IN, Industry Redevelopment District Tax, 7.25%, 7/15/24	21,369
		823,695
Iowa - 0.83%
59,000	Iowa Tobacco Settlement Authority, 6.50%, 6/01/23	59,998
35,000	State of Iowa, 6.75%, 6/01/34	35,967
		95,965
Kentucky - 0.18%
20,000	Kentucky St Mun Pwr Agy, 5.91%, 9/01/25	20,981

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Louisiana - 0.13%
15,000	Louisiana State Local Gov't Envt, 5.75%, 9/01/2019	$ 15,142

Michigan - 0.71%
45,000	Blackman Twp., MI Build America Bond, 4.70%, 5/01/19	45,319
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/01/29	35,876
		81,195
Maryland - 0.67%
40,000	Prince Georges County, MD, 6.169, 10/15/29	41,521
35,000	Worcester County, MD, 2.50%, 12/01/18	35,014
		76,535
Minnesota - 0.13%
15,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/01/19	15,213

Mississippi - 0.18%
20,000	Jackson, MS Mun Arpt Auth. Series C, 4.90%, 10/01/21	20,361

Missouri - 0.86%
50,000	County of St. Louis, MO, 5.45%, 12/01/31	52,164
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.05%, 2/01/23	20,419
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	25,863
		98,446
Nevada - 0.45%
50,000	County of Clark, NV, 6.36%, 11/01/24	52,054

New Jersey - 2.33%
100,000	City of Wildwood, NJ, 4.00%, 11/01/21	101,242
100,000	Atlantic City Board of Education, 4.093%, 7/15/20	96,070
65,000	Hudson County, NJ 6.89%, 3/01/26	70,222
		267,534
New York - 1.36%
50,000	Erie County, NY Tobacco Asset Corp, 6.00%, 6/01/28	50,000
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	80,064
25,000	New York, NY, BAB, 6.435%, 12/01/35	25,918
		155,982
Ohio - 0.81%
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/01/26	32,344
60,000	Montgomery, OH Special Obligation Revenue Bond, 4.00%, 10/01/27	60,778
		93,122
Oklahoma - 0.54%
35,000	Caddo County, OK Gov't Bldg., 5.858%, 9/01/25	35,000
25,000	Garfield County, OK, 6.00%, 9/01/24	26,947
		61,947

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Oregon - 0.24%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	$ 27,614

Texas - 1.21%
25,000	City of Irving, TX, 5.657%, 8/15/23	25,601
50,000	North Texas Tollway Authority, 8.41%, 2/01/30	64,846
25,000	Reeves Cnty., TX, 6.75%, 12/01/19	19,657
40,000	Reeves Cnty., TX Cops Taxable - Lease Rentals, 6.375%, 12/01/21	28,687
		138,791
Virginia - 0.13%
15,000	Virginia Commonwealth Build American Bonds, 5.75%, 5/15/28	15,295

Wisconsin - 0.56%
65,000	Public Finance Authority, WI, 5.75%, 6/01/23	64,585

TOTAL FOR MUNICIPAL BONDS (Cost $3,262,742) - 27.66%		3,178,251

PREFERRED SECURITIES - 1.35%

Electric Services - 0.46%
50,000	Southern California Edison Co., PFD 6.25%, 3M USD LIBOR + 4.199%, 2/01/22 Series E (c)	53,006

Telephone Communications (No Radio Telephone) - 0.89%
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	102,240

TOTAL FOR PREFERRED SECURITIES (Cost $150,974) - 1.35%		155,246

REAL ESTATE INVESTMENT TRUST - 0.45%
2,000	Digital Realty Trust, PFD 7.375% Series H	51,900
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $50,000) - 0.45%		51,900

STRUCTURED NOTES - 6.85% (a)

Commercial Banks, Nec - 1.36%
100,000	Barclays Bank Plc., 2.00%, 7/27/22 (United Kingdom) (c)	97,751
50,000	Barclays Bank Plc., 0.66%, 5/14/29 (United Kingdom) (c)	31,775
50,000	Lloyds Bank PLC., 0.156%, 7/05/33 (United Kingdom) (c)	26,500
		156,026
National Commercial Banks - 0.88%
82,000	Bank of America Corp., 0.00%, 6/24/30 (c)	51,455
80,000	Bank of America Corp., 0.00%, 7/14/31 (c)	49,504
		100,959

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Security Brokers, Dealers & Flotation Companies - 3.29%
75,000	Goldman Sachs Group, Inc., 0.00%, 9/05/28 (c)	$ 51,338
100,000	Goldman Sachs Group, Inc., 0.4278%, 12/13/28 (c)	68,850
120,000	Goldman Sachs Group, Inc., 0.3485%, 11/13/28 (c)	83,040
50,000	JPMorgan Chase & Co., 0.00%, 1/23/29 (c)	36,700
50,000	Morgan Stanley, 3.00%, 11/09/19 (c)	49,500
25,000	Morgan Stanley, 0.75%, 1/30/35 (c)	13,906
113,000	Morgan Stanley, 1.50%, 6/30/30 (c)	74,862
		378,196
State Commercial Banks - 1.32%
155,000	Bank of Nova Scotia, 3.00%, 5/29/24 (c)	151,114

TOTAL FOR STRUCTURED NOTES (Cost $985,486) - 6.85%		786,295

MONEY MARKET FUND - 3.53%
405,853	Federated Treasury Obligation Fund - Institutional Shares 1.85% ** (Cost $405,853) - 3.53%	405,853

TOTAL INVESTMENTS (Cost $11,677,205) - 98.70%		11,339,305

OTHER ASSETS LESS LIABILITIES, NET - 1.30%		149,270

NET ASSETS - 100.00%		$ 11,488,575

(a) With the exception of Cibolo Canyon, all Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(b) Categorized as Level 3 of the fair value hierarchy.  Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales.  The restricted security represents 0.31% of net assets.  Refer to Note 3 of the accompanying notes to the financial statements for additional information.

 (c) Variable or floating rate security. The stated rate represents the rate at August 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2018.

# Default Bonds, Level 3 security

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares/Principal		Value

COMMON STOCKS - 97.48%

Accident & Health Insurance - 1.77%
6,800	Aflac, Inc.	$ 314,432

Air Courier Services - 1.92%
1,400	FedEx Corp.	341,530

Aircraft Part & Auxiliary Equipment - 1.97%
4,100	Spirit Aerosystems Holdings, Inc. Class A	350,550

Air Transportation - 1.73%
5,000	Southwest Airlines Co.	306,500

Business Services - 2.73%
3,300	Visa, Inc. Class A	484,737

Computer & Office Equipment - 2.00%
7,400	Cisco Systems, Inc.	353,498

Construction Special Trade Contractors - 1.95%
8,700	Argan, Inc.	346,260

Crude Petroleum & Natural Gas - 1.71%
2,500	Diamondback Energy, Inc.	302,700

Cutlery, Handtools & General Hardware - 1.99%
2,000	Snap-On, Inc.	353,560

Electronic Components & Accessories - 2.01%
11,000	Control4 Corp. *	356,510

Electronic Computers - 2.57%
2,000	Apple, Inc.	455,260

Fire, Marine & Casualty Insurance - 2.00%
1,700	Berkshire Hathaway, Inc. Class B *	354,824

Food & Kindred Products - 1.54%
6,400	Mondelez International, Inc.	273,408

Hospital & Medical Service Plans - 2.64%
3,200	Centene Corp. *	468,736

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Industrial Instruments for Measurement, Display & Control - 1.78%
3,400	MKS Instruments, Inc.	$ 315,860

Industrial Organic Chemicals - 1.87%
3,500	Westlake Chemicals Co.	330,995

Measuring & Controlling Devices - 2.43%
1,800	Thermo Fisher Scientific, Inc.	430,380

Motor Homes - 1.40%
2,600	Thor Industries, Inc.	248,144

Motor Vehicle Parts & Accessories - 1.83%
2,000	Lear Corp.	324,400

Motors & Generators - 1.72%
5,500	Generac Holdings, Inc. *	305,195

National Commercial Banks - 5.64%
5,600	BB&T Corp.	289,296
3,100	JP Morgan Chase & Co.	355,198
6,700	Zions Bancorp.	357,043
		1,001,537
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.03%
2,500	Edwards Lifesciences Corp. *	360,600

Petroleum Refining - 2.79%
4,200	Valero Energy Corp.	495,096

Pharmaceutical Preparations - 3.96%
2,300	Jazz Pharmaceuticals Plc. (Ireland) *	393,116
10,000	Roche Holding, Ltd. ADR	309,600
		702,716
Retail - Building Materials, Hardware, Garden Supply - 2.24%
4,500	Tractor Supply Co.	397,260

Retail - Grocery Stores - 2.01%
11,300	Kroger Co.	355,950

Retail - Lumber & Other Building Materials Dealers - 2.33%
3,800	Lowe's Companies, Inc.	413,250

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Retail - Retail Stores - 2.49%
1,700	Ulta Beauty, Inc. *	$ 442,000

Retail - Variety Stores - 2.25%
3,700	Dollar General Corp.	398,601

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.91%
1,700	Raytheon Co.	339,048

Semiconductors, Integrated Circuits & Related Services - 1.39%
2,700	Skyworks Solutions, Inc.	246,510

Services - Business Services - 1.76%
4,700	MAXIMUS, Inc.	312,550

Services - Computer Programming, Data Processing - 3.87%
300	Alphabet, Inc. Class A *	369,540
1,800	Facebook, Inc. Class A *	316,314
		685,854
Services - Educational Services - 2.22%
3,300	Grand Canyon Education, Inc. *	393,162

Services - Equipment Rental & Leasing, Nec - 1.58%
1,800	United Rentals, Inc. *	280,566

Services - Medical Laboratories - 1.75%
1,800	Laboratory Corp. of America Holdings *	311,166

Services - Miscellaneous Health & Allied Services - 2.52%
3,000	ICON Plc. (Ireland) *	447,060

Services - Prepackaged Software - 4.23%
2,500	Check Point Software Technologies, Ltd. (Israel) *	290,475
4,100	Microsoft Corp.	460,553
		751,028
State Commercial Banks - 3.50%
8,000	Citizens Financial Group, Inc.	329,280
4,600	East West Bancorp, Inc.	291,594
		620,874
Telephone & Telegraph Apparatus - 2.12%
5,300	Netgear, Inc. *	375,505

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Water Transportation - 1.52%
4,400	Carnival Corp.	$ 270,556

Wholesale - Drugs Proprietaries & Druggists' Sundries - 1.97%
6,700	Cardinal Health, Inc.	349,673

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.84%
14,500	Patterson Companies, Inc.	326,975

TOTAL FOR COMMON STOCKS (Cost $11,793,733) - 97.48%		17,295,016

MONEY MARKET FUND - 1.54%
272,691	Federated Treasury Obligation Fund - Institutional Shares 1.85% ** (Cost $272,691)	272,691

TOTAL INVESTMENTS (Cost $12,066,424) - 99.02%		17,567,707

OTHER ASSETS LESS LIABILITIES, NET - 0.98%		174,063

NET ASSETS - 100.00%		$ 17,741,770

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2018.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

Shares/Principal		Value

COMMON STOCKS - 82.07%

Accident & Health Insurance - 1.55%
7,000	Unum Group	$ 258,160

Commercial Banks - 1.65%
2,925	Canadian Imperial Bank of Commerce (Canada)	274,014

Computer & Office Equipment - 2.47%
8,600	Cisco Systems, Inc.	410,822

Computer Storage Devices - 1.93%
6,000	Seagate Technology Plc. (Ireland)	321,240

Converted Paper & Paperboard Products (No Container/Boxes) - 2.02%
2,900	Kimberly Clark Corp.	335,066

Crude Petroleum & Natural Gas - 3.92%
4,000	Occidental Petroleum Corp.	319,480
5,300	Total S.A. (France)	332,522
		652,002
Electric & Other Services Combined - 3.55%
3,500	Duke Energy Corp.	284,340
7,000	Exelon Corp.	305,970
		590,310
Electric Services - 7.16%
8,900	CenterPoint Energy, Inc.	247,331
4,500	Dominion Energy, Inc.	318,465
3,900	Entergy Corp.	326,001
15,000	NRG Yield, Inc.	297,750
		1,189,547
Finance Services - 1.87%
23,000	Hercules Capital, Inc.	310,960

Food & Kindred Products - 1.15%
6,000	B&G Foods, Inc.	191,700

Guided Missiles & Space Vehicles & Parts - 1.93%
1,000	Lockheed Martin Corp.	320,410

Insurance Agents Brokers & Services - 2.17%
5,000	Arthur J Gallagher & Co.	360,700

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Investment Advice - 1.59%
5,500	Lazard Ltd. Class A (Bermuda)	$ 264,770

Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 1.62%
4,300	Compass Minerals International, Inc.	268,965

Motor Vehicles & Passengers Car Bodies - 1.84%
8,500	General Motors Co.	306,425

National Commercial Banks - 8.82%
2,850	Cullen/Frost Bankers, Inc.	316,037
5,200	PacWest Bancorp	262,548
8,500	Peoples Bancorp., Inc.	304,810
4,500	Suntrust Banks, Inc.	331,020
16,000	UBS Group AG (Switzerland)	250,560
		1,464,975
Petroleum Refining - 4.26%
2,600	Chevron Corp.	307,996
3,400	Valero Energy Corp.	400,792
		708,788
Pharmaceutical Preparations - 8.03%
3,800	AbbVie, Inc.	364,724
6,500	GlaxoSmithKline Plc. ADR	263,250
5,100	Merck & Co., Inc.	349,809
8,600	Pfizer, Inc.	357,072
		1,334,855
Plastic, Materials, Synth Resins & Nonv - 1.84%
4,350	DowDuPont, Inc.	305,065

Plastics Products - 1.63%
12,500	Newell Brands Inc.	271,500

Radio & TV Broadcasting & Communications Equipment - 1.84%
55,000	Nokia Corp. (Finland)	305,250

Retail-Department Stores - 1.86%
3,900	Kohls Corp.	308,529

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.46%
6,000	Garmin Ltd. (Switzerland)	408,840

Semiconductors & Related Devices - 2.04%
7,000	Intel Corp.	339,010

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2018

Shares/Principal		Value

Services - Equipment Rental & Leasing, Nec - 1.71%
7,500	Triton International Ltd. (Bermuda)	$ 283,350

Services - Personal Services - 1.63%
10,000	H&R Block, Inc.	270,600

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.90%
3,800	Procter & Gamble Co.	315,210

Telephone Communications - 5.89%
11,000	AT&T, Inc.	351,340
7,400	BCE, Inc.	301,698
6,000	Verizon Communications, Inc.	326,220
		979,258
Trucking & Courier Services - 1.74%
2,350	United Parcel Service, Inc. Class B	288,768

TOTAL FOR COMMON STOCKS (Cost $11,938,071) - 82.07%		13,639,089

REAL ESTATE INVESTMENT TRUSTS - 14.71%
3,600	CorEngergy Infrastructure Trust, Inc.	134,748
2,000	Crown Castle International Corp.	228,060
2,800	Digital Realty Trust, Inc.	347,984
8,000	Education Realty Trust, Inc.	331,040
8,500	Healthcare Trust of America, Inc.	242,845
13,450	Host Hotels & Resorts, Inc.	289,578
13,200	Tanger Factory Outlet Centers, Inc.	317,592
4,200	W.P. Carey, Inc.	279,636
7,850	Weyerhaeuser Co.	272,474
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,230,451) - 14.71%		2,443,957

MONEY MARKET FUND - 1.97%
326,740	Federated Treasury Obligation Fund - Institutional Shares 1.24% ** (Cost $326,740)	326,740

TOTAL INVESTMENTS (Cost $14,495,262) - 98.75%		16,409,786

OTHER ASSETS LESS LIABILITIES, NET - 1.25%		208,365

NET ASSETS - 100.00%		$ 16,618,151

** Variable rate security; the coupon rate shown represents the yield at August 31, 2018.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2018

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Assets:
Investments in Securities, at Value (Cost $27,662,996, $11,677,205, $12,066,424, and $14,495,262, respectively)	$34,879,516	$11,339,305	$17,567,707	$16,409,786
Cash	175,359	21,914	141,260	152,880
Receivables:
Shareholder Subscriptions	34,418	2,502	26,371	11,239
Interest	97,186	125,177	857	966
Dividend	51,181	-	20,383	52,956
Due from Affiliate	-	5,527	-	-
Prepaid Expenses	16,815	9,141	9,070	15,575
Total Assets	35,254,475	11,503,566	17,765,648	16,643,402
Liabilities:
Payables:
Securities Purchased	169,128	-	-	-
Due to Advisor	23,957	5,209	13,367	9,382
Due to Affiliate	-	-	-	5,527
Due to Compliance Officer	290	127	106	97
Due to Trustees	161	82	40	76
Due to Transfer Agent	3,588	2,589	2,587	2,587
Accrued Expenses	15,062	6,984	7,778	7,582
Total Liabilities	212,186	14,991	23,878	25,251
Net Assets	$35,042,289	$11,488,575	$17,741,770	$16,618,151

Net Assets Consist of:
Paid In Capital	$27,541,181	$12,162,464	$12,028,203	$14,947,148
Undistributed Net Investment Income (Loss)	108,820	(2,844)	(6,626)	36,489
Accumulated Net Realized Gain (Loss) on Investments	175,768	(333,145)	218,910	(280,010)
Net Unrealized Appreciation (Depreciation) in Value of Investments	7,216,520	(337,900)	5,501,283	1,914,524
Net Assets (unlimited shares authorized; 2,660,345, 608,120, 347,591 and 737,821 shares outstanding, respectively)
	$35,042,289	$11,488,575	$17,741,770	$16,618,151
Net Asset Value and Offering Price Per Share	$ 13.17	$ 18.89	$ 51.04	$ 22.52

Redemption Price Per Share ($13.17 x 0.99),
($18.89 x 0.99), ($51.04 x 0.99), & ($22.52 x 0.99), respectively *	$ 13.04	$ 18.70	$ 50.53	$ 22.29

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2018

Investment Income:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Dividends (net of foreign withholding taxes of $6,773, $0, $3,987, and $8,637, respectively)	$ 529,946	$ 19,904	$ 165,617	$ 548,563
Interest	351,541	426,136	4,092	5,489
Total Investment Income	881,487	446,040	169,709	554,052

Expenses:
Advisory Fees (a)	261,359	59,653	120,075	110,340
Administrative (a)	174,239	59,653	80,050	73,560
Transfer Agent	43,589	31,551	31,756	31,591
Registration	25,041	22,178	22,463	27,893
Legal	17,489	6,142	7,946	6,988
Audit	15,035	5,793	7,652	8,166
Compliance Officer Fees	2,085	748	934	854
Custody	7,465	4,500	4,181	4,015
Trustee	4,358	1,665	2,122	1,838
Miscellaneous	6,024	5,540	1,739	2,491
Insurance	2,965	1,077	1,251	1,204
Printing and Mailing	3,617	1,370	1,805	1,583
Total Expenses	563,266	199,870	281,974	270,523
Fees Waived and Reimbursed by the Advisor (a)	(145,092)	(85,337)	(77,426)	(126,345)
Net Expenses	418,174	114,533	204,548	144,178

Net Investment Income (Loss)	463,313	331,507	(34,839)	409,874

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	165,440	(24,128)	244,758	(61,509)
Capital Gain Distributions from Portfolio Companies	19,113	182	-	19,135
Net Change in Unrealized Appreciation (Depreciation) on Structured Notes	(32,667)	(117,167)	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,622,773	(201,745)	2,550,136	1,548,720
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1,774,659	(342,858)	2,794,894	1,506,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,237,972	$ (11,351)	$ 2,760,055	$ 1,916,220

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2018	8/31/2017
Increase in Net Assets From Operations:
Net Investment Income	$ 463,313	$ 486,292
Net Realized Gain on Investments and Foreign Currency Transactions	165,440	876,847
Capital Gain Distributions from Portfolio Companies	19,113	3,662
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,590,106	1,465,953
Net Increase in Net Assets Resulting from Operations	2,237,972	2,832,754

Distributions to Shareholders:
Net Investment Income	(453,443)	(479,187)
Realized Gain	(575,198)	(193,940)
Total Distributions	(1,028,641)	(673,127)

Capital Share Transactions:
Proceeds from Sale of Shares	6,190,807	7,174,241
Shares Issued on Reinvestment of Dividends	942,276	629,479
Early Redemption Fees (Note 2)	298	1,296
Cost of Shares Redeemed	(6,981,736)	(5,808,875)
Net Increase from Capital Share Transactions	151,645	1,996,141

Net Assets:
Net Increase in Net Assets	1,360,976	4,155,768
Beginning of Year	33,681,313	29,525,545
End of Year (Including Accumulated Undistributed Net
Investment Income of $108,820 and $98,950 respectively)	$ 35,042,289	$ 33,681,313

Share Transactions:
Shares Sold	476,362	589,743
Shares Issued on Reinvestment of Dividends	72,858	52,309
Shares Redeemed	(537,986)	(484,461)
Net Increase in Shares	11,234	157,591
Outstanding at Beginning of Year	2,649,111	2,491,520
Outstanding at End of Year	2,660,345	2,649,111

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2018	8/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 331,507	$ 339,587
Net Realized Loss on Investments and Foreign Currency Transactions	(24,128)	(122,738)
Capital Gain Distributions from Portfolio Companies	182	-
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(318,912)	(19,763)
Net Increase in Net Assets Resulting from Operations	(11,351)	197,086

Distributions to Shareholders:
Net Investment Income	(334,066)	(342,243)
Total Distributions	(334,066)	(342,243)

Capital Share Transactions:
Proceeds from Sale of Shares	2,111,923	3,962,219
Shares Issued on Reinvestment of Dividends	312,401	317,948
Early Redemption Fees (Note 2)	136	534
Cost of Shares Redeemed	(2,933,035)	(3,766,429)
Net Increase (Decrease) from Capital Share Transactions	(508,575)	514,272

Net Assets:
Net Increase (Decrease) in Net Assets	(853,992)	369,115
Beginning of Year	12,342,567	11,973,452
End of Year (Including Accumulated Undistributed Net
Investment Loss of $(2,844) and $(285), respectively)	$ 11,488,575	$ 12,342,567

Share Transactions:
Shares Sold	109,917	203,883
Shares Issued on Reinvestment of Dividends	16,375	16,395
Shares Redeemed	(153,007)	(193,046)
Net Increase (Decrease) in Shares	(26,715)	27,232
Outstanding at Beginning of Year	634,835	607,603
Outstanding at End of Year	608,120	634,835

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2018	8/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (34,839)	$ (63,289)
Net Realized Gain on Investments	244,758	321,205
Capital Gain Distributions from Portfolio Companies	-	210
Net Change in Unrealized Appreciation on Investments	2,550,136	1,135,644
Net Increase in Net Assets Resulting from Operations	2,760,055	1,393,770

Distributions to Shareholders:
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sale of Shares	2,959,876	3,363,442
Shares Issued on Reinvestment of Dividends	-	-
Early Redemption Fees (Note 2)	258	368
Cost of Shares Redeemed	(2,320,452)	(3,852,792)
Net Increase (Decrease) from Capital Share Transactions	639,682	(488,982)

Net Assets:
Net Increase in Net Assets	3,399,737	904,788
Beginning of Year	14,342,033	13,437,245
End of Year (Including Accumulated Undistributed Net
Investment Loss of ($6,626) and ($36,303), respectively)	$ 17,741,770	$ 14,342,033

Share Transactions:
Shares Sold	62,044	83,910
Shares Issued on Reinvestment of Dividends	-	-
Shares Redeemed	(48,967)	(98,706)
Net Increase (Decrease) in Shares	13,077	(14,796)
Outstanding at Beginning of Year	334,514	349,310
Outstanding at End of Year	347,591	334,514

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2018	8/31/2017*
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 409,874	$ 334,456
Net Realized Loss on Investments	(61,509)	(245,169)
Capital Gain Distributions from Portfolio Companies	19,135	7,533
Net Change in Unrealized Appreciation on Investments	1,548,720	365,804
Net Increase in Net Assets Resulting from Operations	1,916,220	462,624

Distributions to Shareholders:
Net Investment Income	(373,914)	(333,927)
Total Distributions	(373,914)	(333,927)

Capital Share Transactions:
Proceeds from Sale of Shares	4,140,749	13,913,481
Shares Issued on Reinvestment of Dividends	359,369	321,416
Early Redemption Fees (Note 2)	266	1,377
Cost of Shares Redeemed	(2,266,194)	(1,523,316)
Net Increase from Capital Share Transactions	2,234,190	12,712,958

Net Assets:
Net Increase in Net Assets	3,776,496	12,841,655
Beginning of Year	12,841,655	-
End of Year (Including Accumulated Undistributed Net
Investment Income of $36,489 and $529, respectively)	$ 16,618,151	$ 12,841,655

Share Transactions:
Shares Sold	190,844	694,098
Shares Issued on Reinvestment of Dividends	16,675	15,740
Shares Redeemed	(105,136)	(74,400)
Net Increase in Shares	102,383	635,438
Outstanding at Beginning of Year	635,438	-
Outstanding at End of Year	737,821	635,438

* For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 12.71	$ 11.85	$ 11.34	$ 11.23	$ 9.48

Income From Investment Operations:
Net Investment Income *	0.17	0.19	0.17	0.18	0.16
Net Gain on Securities (Realized and Unrealized)	0.68	0.94	0.50	0.10	1.84
Total from Investment Operations	0.85	1.13	0.67	0.28	2.00

Distributions:
Net Investment Income	(0.17)	(0.19)	(0.16)	(0.17)	(0.25)
Realized Gains	(0.22)	(0.08)	0.00	0.00	0.00
Total from Distributions	(0.39)	(0.27)	(0.16)	(0.17)	(0.25)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.17	$ 12.71	$ 11.85	$ 11.34	$ 11.23

Total Return ***	6.75%	9.69%	6.02%	2.50%	21.34%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 35,042	$ 33,681	$ 29,526	$ 27,476	$ 20,751
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.62%	1.67%	1.73%	1.75%	1.91%
Ratio of Net Investment Income to Average Net Assets	0.91%	1.12%	0.99%	1.01%	0.79%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.33%	1.59%	1.52%	1.56%	1.50%
Portfolio Turnover	24.95%	17.91%	26.32%	31.82%	35.18%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 19.44	$ 19.71	$ 19.26	$ 20.07	$ 19.34

Income (Loss) From Investment Operations:
Net Investment Income *	0.53	0.56	0.54	0.57	0.65
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.54)	(0.26)	0.43	(0.80)	0.83
Total from Investment Operations	(0.01)	0.30	0.97	(0.23)	1.48

Distributions:
Net Investment Income	(0.54)	(0.57)	(0.52)	(0.58)	(0.75)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.54)	(0.57)	(0.52)	(0.58)	(0.75)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 18.89	$ 19.44	$ 19.71	$ 19.26	$ 20.07

Total Return ***	(0.05)%	1.54%	5.14%	(1.17)%	7.79%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,489	$ 12,343	$ 11,973	$ 9,874	$ 7,866
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.68%	1.65%	1.66%	1.72%	1.83%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.35%	2.32%	2.35%	2.67%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	1.11%	1.18%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.89%	2.79%	2.87%	3.30%
Portfolio Turnover	17.70%	21.32%	13.70%	17.33%	15.45%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2018	8/31/2017	8/31/2016	8/31/2015	8/31/2014

Net Asset Value, at Beginning of Year	$ 42.87	$ 38.47	$ 39.86	$ 42.77	$ 34.39

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.10)	(0.19)	(0.15)	(0.24)	(0.14)
Net Gain (Loss) on Securities (Realized and Unrealized)	8.27	4.59	0.74	(0.54)	9.82
Total from Investment Operations	8.17	4.40	0.59	(0.78)	9.68

Distributions:
Realized Gains	-	-	(1.98)	(2.13)	(1.30)
Total from Distributions	-	-	(1.98)	(2.13)	(1.30)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 51.04	$ 42.87	$ 38.47	$ 39.86	$ 42.77

Total Return ***	19.06%	11.44%	1.31%	(1.98)%	28.53%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 17,742	$ 14,342	$ 13,437	$13,238	$ 11,526
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.76%	1.85%	1.86%	1.90%	2.00%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%	(0.92)%	(0.80)%	(1.00)%	(0.90)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.28%	1.40%	1.45%	1.45%	1.45%
Ratio of Net Investment Loss to Average Net Assets	(0.22)%	(0.48)%	(0.39)%	(0.55)%	(0.35)%
Portfolio Turnover	31.43%	74.01%	87.75%	88.25%	67.68%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2018	8/31/2017 +

Net Asset Value, at Beginning of Year	$ 20.21	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.60	0.63
Net Gain on Securities (Realized and Unrealized)	2.26	0.18
Total from Investment Operations	2.86	0.81

Distributions:
Net Investment Income	(0.55)	(0.60)
Total from Distributions	(0.55)	(0.60)

Proceeds from Redemption Fees **	-	-

Net Asset Value, at End of Year	$ 22.52	$ 20.21

Total Return ***	14.29%	4.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 16,618	$ 12,842
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.84%	1.98%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.10%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.78%	3.09%
Portfolio Turnover	33.03%	31.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2018

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of four funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”) and the Archer Dividend Growth Fund (the “Dividend Growth Fund”) (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on June 11, 2010.  The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2018

the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes – The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to the shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (August 31, 2015 through August 31, 2017) or expected to be taken in the Funds’ August 31, 2018 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Stock Fund may distribute dividends and capital gains annually, and expects that distributions will consist primarily of ordinary income.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  Effective as of June 1, 2016 for the Balanced Fund, the Board of Trustees approved an increase in the redemption fee holding period to 90 days of purchase and an increase in the percentage of the redemption to 1.00%.  Investments made prior to June 1, 2016 were subject to the 30 day holding period at 0.50% in effect at the time of purchase.  The Income, Stock, and Dividend Growth Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2018, the Balanced Fund, Income Fund, Stock Fund, and Dividend Growth Fund collected $298, $136, $258, and $266 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications - As of August 31, 2018, the Stock Fund recorded permanent book/tax differences of $64,516 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Funds and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, structured notes and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Restricted securities (corporate bonds). Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded companies. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 or the fair value hierarchy.

Derivative instruments (structured notes, warrants and options) – Derivative transactions which are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2018:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Common Stocks *	$23,224,483	$ -	$ -	$ 23,224,483
Corporate Bonds *	-	6,745,308	70,593	6,815,901
Exchange Traded Note	743,380	-	-	743,380
Municipal Bonds	-	2,108,168	-	2,108,168
Real Estate Investment Trusts	512,820	-	-	512,820
Preferred Securities	291,860	-	-	291,860
Structured Notes	-	657,110	-	657,110
Short-Term Investment	525,794	-	-	525,794
	$25,298,337	$9,510,586	$ 70,593	$ 34,879,516

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2018:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3 (1)	Fair Value
Corporate Bonds *	$ -	$ 6,588,044	$ 35,296	$ 6,623,340
Exchange Traded Funds	138,420	-	-	138,420
Municipal Bonds	-	3,178,251	-	3,178,251
Preferred Securities	155,246	-	-	155,246
Real Estate Investment Trusts	51,900	-	-	51,900
Structured Notes	-	786,295	-	786,295
Short-Term Investment	405,853	-	-	405,853
	$ 751,419	$10,552,590	$ 35,296	$11,339,305

(1) Denotes restricted security.

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2018:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 17,295,016	$ -	$ -	$ 17,295,016
Short-Term Investment	272,691	-	-	272,691
	$ 17,567,707	$ -	$ -	$ 17,567,707

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2018:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 13,639,089	$ -	$ -	$ 13,639,089
Real Estate Investment Trusts	2,443,957	-	-	2,443,957
Short-Term Investment	326,740	-	-	326,740
	$ 16,409,786	$ -	$ -	$ 16,409,786

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Stock Fund and the Dividend Growth Fund did not hold any Level 3 assets during the year ended August 31, 2018; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balanced Fund Level 3	Income Fund Level 3
Balance as of 8/31/2017	$ 103,813	$ 51,907
Accrued Accretion/(Amortization)	-	-
Change in Unrealized Appreciation/(Depreciation)	336	167
Realized Gain/(Loss)	-	-
Purchases/Sales	(33,556)	(16,778)
Transfers In/(Out) of Level 3	-	-
Balance as of 8/31/2018	$ 70,593	$ 35,296

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of August 31, 2018:

	Fair Value at 8/31/2018	Valuation Technique	Unobservable Input	Range
Balanced Fund:
Corporate Bonds	$ 70,593	Broker Quotes	Similar Maturity Bonds	99

Income Fund:
Corporate Bonds	$ 35,296	Broker Quotes	Similar Maturity Bonds	99

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Balanced Fund
Cibolo Canyon CTFS, 3.00%, 8/20/20	7/1/2015	$ 71,306

Income Fund
Cibolo Canyon CTFS, 3.00%, 8/20/20	7/1/2015	$ 35,653

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2018, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2018.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $ 657,110

Income Fund

    $ 786,295

Unrealized gains and losses on derivatives during the year ended August 31, 2018, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Structured Notes” as follows:

Balanced Fund

 ($32,667)

Income Fund          ($117,165)

There was no realized gain or loss on sales of Structured Notes for the year ended August 31, 2018 for the Balanced and Income Funds.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund and the Dividend Growth Fund, of each Fund’s average daily net assets.  For the year ended August 31, 2018, the Advisor earned fees of $261,359 for the Balanced Fund, $59,653 for the Income Fund, $120,075 for the Stock Fund, and $110,340 for the Dividend Growth Fund, before the waivers and reimbursements described below. At August 31, 2018, the Balanced Fund owed the Advisor $9,022, the Income Fund owed the Advisor $338, the Stock Fund owed the Advisor $6,042, and the Dividend Growth Fund owed the Advisor $2,510, in advisory fees. The due to/from Affiliate at August 31, 2018 was due to a reclassification of expenses between the Income and Dividend Growth Funds.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2018, the Advisor earned administrative fees of $174,239 for the Balanced Fund, $59,653 for the Income Fund, $80,050 for the Stock Fund, and $73,560 for the Dividend Growth Fund. At August 31, 2018, the Balanced Fund owed the Advisor $14,935, the Advisor owed the Income Fund $4,871, the Stock Fund owed the Advisor $7,325, and the Dividend Growth Fund owed the Advisor $6,875 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2018, the Advisor waived fees and/or reimbursed expenses of $145,092.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2021 totaled $431,950.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2018 were as follows:

Subject to Repayment
Amount	by August 31,
$144,010	2019
$142,848	2020
$145,092	2021

Archer Income Fund

Prior to September 1, 2017, the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.08% of the Income Fund’s average daily net assets; as of September 1, 2017, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that the above noted expenses do not exceed 0.96% of the Income Fund’s average daily net assets.  For the year ended August 31, 2018, the Advisor waived fees and/or reimbursed expenses of $85,337.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 0.96% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2021 totaled $199,453.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2018 were as follows:

Subject to Repayment
Amount	by August 31,
$ 50,673	2019
$ 63,443	2020
$ 85,337	2021

Archer Stock Fund

Prior to January 1, 2018, the Advisor contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.38% of the Stock Fund’s average daily net assets; as of January 1, 2018, the Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that the above noted expenses do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2018, the Advisor waived fees and/or reimbursed expenses of $77,426.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.23% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2021 totaled $189,658.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2018 were as follows:

Subject to Repayment
Amount	by August 31,
$ 52,759	2019
$ 59,473	2020
$ 77,426	2021

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2019 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2018, the Advisor waived fees and/or reimbursed expenses of $126,345.  Each waiver or reimbursement by the Advisor is subject to repayment by the Dividend Growth Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Dividend Growth Fund is able to make the repayment without exceeding the 0.98% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2021 totaled $234,007.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2018 were as follows:

Subject to Repayment
Amount	by August 31,
$107,662	2020
$126,345	2021

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2019 for the Balanced, Income, and Stock Funds. The Dividend Growth Fund has not adopted The Plan.

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Funds.  For the year ended August 31, 2018, MSS earned fees of $138,487 from the Trust.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the period ended August 31, 2018, Mr. Pokersnik earned fees of $4,621 from the Trust.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $9,796,665 and $8,390,613, respectively.

Archer Income Fund

For the year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,166,862 and $2,019,970, respectively.

Archer Stock Fund

For the year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $5,337,420 and $4,931,844, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $7,025,081 and $4,701,634, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2018, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 42% of the voting securities of the Balanced Fund, approximately 42% of the voting securities of the Income Fund, approximately 51% of the voting securities of the Stock Fund, and approximately 52% of the voting securities of the Dividend Growth Fund, and may be deemed to control each of the respective Funds.

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2018, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund
Unrealized Appreciation (Depreciation)	$ 7,210,025	$ (337,900)	$ 5,501,283	$ 1,914,524
Undistributed Ordinary Income/(Loss)	142,592	-	-	36,489
Deferral of Post-October Capital Loss	-	(26,467)	-	-
Deferral of Post-December Ordinary Loss	-	(2,844)	(6,626)	-
Undistributed long-term capital gains	148,491	-	218,910	-
Capital loss carryforward expiring +:
Short term (no expiration)	-	(188,756)	-	(280,010)
Long term (no expiration)	-	(117,922)	-	-
Total Distributable Earnings	$ 7,501,108	$ (673,889)	$ 5,713,567	$1,671,003

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. The net unrealized appreciation and accumulated net realized gain figures reported in the statement of assets and liabilities due to the tax deferral of wash sales and book/tax treatment of short term capital gains on the Balanced Fund.  The capital loss carryforwards shown above differ from corresponding accumulated net realized loss figures reported in the statement of assets and liabilities due to post-October and post December capital loss deferrals on the Income and Stock Funds. The Balanced Fund utilized $23,848 of capital loss carryforwards in the current tax year.  The Stock Fund utilized $25,848 of short term capital loss carryforwards in the current tax year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2018 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend
	Fund	Fund	Fund	Growth Fund

Gross unrealized appreciation on investment securities	$ 7,681,248	$ 49,441	$ 5,569,578	$ 2,195,288
Gross unrealized depreciation on investment securities	(471,223)	(387,341)	(68,295)	(280,764)
Net unrealized appreciation (depreciation)	$ 7,210,025	$ (337,900)	$ 5,501,283	$ 1,914,524

Tax cost of investments (including short-term investments)	$ 27,669,491	$11,677,205	$12,066,424	$ 14,495,262

The Funds paid the following distributions for the years ended August 31, 2018 and 2017, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2018	$ 487,215	Ordinary Income
Balanced Fund	8/31/2018	$ 541,426	Long term capital gain

Income Fund	8/31/2018	$ 334,066	Ordinary Income

Dividend Growth Fund	8/31/2018	$ 373,914	Ordinary Income

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2017	$ 479,187	Ordinary Income
Balanced Fund	8/31/2017	$ 193,940	Long term capital gain

Income Fund	8/31/2017	$ 342,243	Ordinary Income

Dividend Growth Fund	8/31/2017	$ 333,927	Ordinary Income

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  SUBSEQUENT EVENTS

On September 27, 2018, the Balanced Fund paid shareholders of record at September 27, 2018, a net investment income distribution of $121,792, equivalent to $0.04585 per share; the Income Fund paid shareholders of record at September 27, 2018, a net investment income distribution of $26,550, equivalent to $0.04370 per share, and the Dividend Growth Fund paid shareholders of record at September 27, 2018, a net investment income distribution of $57,752, equivalent to $0.07801 per share. On October 30, 2018, the Income Fund paid shareholders of record at October 30, 2018, a net investment income distribution of $28,135, equivalent to $0.0461 per share, and the Dividend Growth Fund paid shareholders of record at October 30, 2018, a net investment income distribution of $18,914, equivalent to $0.025509 per share.  Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

NOTE 11.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

   Archer Balanced Fund, Archer Income Fund, Archer Stock Fund and Archer Dividend Growth Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund (“Balanced Fund”), Archer Income Fund (“Income Fund”), Archer Stock Fund (“Stock Fund”) and Archer Dividend Growth Fund (“Dividend Growth Fund”), collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended.   In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers.  Our audits included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion,

We have served as the auditor of the

 Archer Investment Series Trust since 2011

Abington, Pennsylvania

October 29, 2018

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2018 through August 31, 2018.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

Archer Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,022.18	$6.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,009.39	$4.71
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.52	$4.74

* Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,065.78	$6.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.00	$6.26

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2018	August 31, 2018	March 1, 2018 to August 31, 2018

Actual	$1,000.00	$1,079.67	$5.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2018 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (71) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (63) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (50) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (44) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (54) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present
Brandon Pokersnik (40) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (29) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 4 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2018 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund and the Archer Dividend Growth Fund.

As required under the Investment Company Act of 1940, the Board of Trustees (the “Board” or the “Trustee(s)”) of the Archer Investment Series Trust (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) determines annually whether to renew the Funds’ Management Services Agreement (“Agreement”) between the Trust and Archer Investment Corporation (the “Adviser” or “AIC”) on behalf of the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund and the Archer Dividend Growth Fund (the “Fund(s)”).  In considering the renewal of the agreements, the Board, including all the Independent Trustees, met in person on August 7, 2018 (the “Board Meeting”) and approved the renewal of the agreements for an additional year, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

With the assistance and advice of legal counsel, the Trustees had requested and received information from the Advisor, in advance the meeting, that they deemed relevant or necessary to consider in the engagement process. In addition, each Trustee  received a memorandum from counsel discussing, among other things, their fiduciary duties and responsibilities in reviewing and considering the agreement’s renewal. Each Trustee

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

reviewed and discussed the foregoing information during a private session with their counsel and during the Board Meeting. legal counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision regarding the continued engagement.   In particular, legal counsel discussed the following material factors which the Trustees should consider in order to make an informed decision regarding the approval of the continuation of the Agreement: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with each Fund; (iv) the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented pursuant to their request in connection with the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on the reasons for each Fund’s performance; (iv) presentations by the Funds’ portfolio manager addressing AIC’s investment philosophy, investment strategy, and its personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Funds’ legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each Fund’s Agreement, including the material factors set forth above and the types of information included in each factor.  The Board also requested and received various informational materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC and its financial condition; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of each Fund’s expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information with  other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Funds; (viii) the Advisor’s practices regarding possible conflicts of interest; and (ix) AIC’s efforts to promote and market the Funds.  In their deliberations, the Independent Trustee did not identify any single piece of information that was most relevant to its consideration to approve the continuation of each Fund’s Management Services Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be considered.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for each Fund among the service providers and the Independent Trustees; and AIC efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and legal counsel for the Funds. The Trustees noted that the principal executive officer and president for the Trust were also employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds which have increased the assets of the Funds and AIC’s continued desire to expand its reach through advisor representatives and the Archer brand.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of each Fund and AIC.  In considering the investment performance of each Fund and AIC, the Trustees compared the short and long-term performance of each Fund noting that certain of the Archer Funds outperformed their respective industry category and other Archer Funds underperformed their respective categories.  The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall performance of each Archer Fund under the Trust along with the materials which the Board has reviewed at each quarterly Board meeting throughout the current fiscal year-to-date.

After reviewing and discussing the short and long-term investment performance of the Funds further, AIC’s experience managing the Funds, AIC’s historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of each of the Funds and AIC was satisfactory.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the company) and the level of commitment to the Funds and by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee payments. The Trustees noted that AIC is profitable with regard to its relationship with the Funds. The Trustees further noted that the Funds’ advisory fees remain slightly higher than other funds, however they did recognize that AIC continue to seek to reduce the expense limitations on each Fund in the upcoming fiscal year.  AIC’s desire to remain competitive is reflected in its desire to reduce the fees to the shareholders.  The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any adviser to operate the Funds at average cost levels and that AIC continues to put forth efforts to control the operating expenses of the Funds and increase the Fund assets. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, considering all the facts and circumstances, were fair and reasonable.

Economies of Scale.   The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. The Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into one of the Archer Funds.  The Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics.. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement for an additional one-year period was in the best interests of the Trust and each Fund’s shareholders.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 34,500

FY 2017

$ 33,000

(b)

Audit-Related Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2018

$ 7,400

FY 2017

$ 7,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 7,400

FY 2017

$ 7,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Securities Lending Activities for Closed-End Management Funds.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2018 (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 8, 2018

* Print the name and title of each signing officer under his or her signature.